TriQuint Announces Fourth Quarter and Full Year 2012 Results

HILLSBORO, OREGON (USA) - February 6, 2013 - TriQuint Semiconductor, Inc (NASDAQ: TQNT), a leading RF solutions supplier and technology innovator, announces its financial results for the quarter and year ended December 31, 2012, including the following highlights:

•	Revenue for the quarter was $233.6 million, up 16% from Q3 2012

•	Mobile Devices market revenue grew 19% sequentially from Q3 2012

•	Strong demand for 5GHz WLAN drove 66% sequential growth in connectivity in smartphones

•	Ramping high-performance LTE filters for Samsung, LG, HTC and Motorola Mobility smartphones

•	Record Optical sales in 2012 fueled by industry leading 40/100G modulator drivers

•	VSAT revenue up 40% sequentially with production launch of major Ka band program

•	Set industry record for gallium nitride (GaN) reliability performance

Commenting on the Company's financial results, Ralph Quinsey, President and Chief Executive Officer, stated “TriQuint's revenue for Q4 was $233.6 million and non-GAAP earnings per share was $0.04, both above our guidance. We are continuing to expand capacity for high performance filters in anticipation of stronger demand in the second half of 2013 and beyond. I believe these investments will lead to improved financial results for the Company.”

Summary Financial Results for the Quarter and Year Ended December 31, 2012:

Revenue for the fourth quarter of 2012 was $233.6 million, up 3% from the fourth quarter of 2011 and up 16% sequentially. Mobile Devices revenue grew 19%, Networks revenue grew 1% and Defense & Aerospace grew 36%, in each case, sequentially. Revenue for 2012 was $829.2 million, down 7% from 2011 due to a decrease in Mobile Devices revenue.

GAAP
Gross margin for the fourth quarter of 2012 was 29.3%, down from 30.7% in the prior quarter. Gross margin for the year ended December 31, 2012 was 28.7%, down from 35.9% for 2011. Lower factory utilization drove the year-to-year decline.

Operating expenses for the fourth quarter of 2012 were $72.0 million, or 31% of revenue, up from $67.1 million in the prior quarter. Operating expenses for 2012 were $274.7 million, up from $262.9 million in 2011. The increase in the fourth quarter and for 2012 was due to higher engineering expenses.

Net loss for the fourth quarter of 2012 was $3.8 million, or $(0.02) per diluted share. Net loss for 2012 was $26.2 million or $(0.16) per diluted share.

Non-GAAP
Gross margin for the fourth quarter of 2012 was 31.7%, down from 32.5% in the prior quarter. Gross margin for 2012 was 30.7%, down from 37.2% for 2011. Lower factory utilization drove the year-to-year decline.

Operating expenses for the fourth quarter of 2012 were $66.6 million or 29% of revenue, up $4.6 million from the prior quarter. Operating expenses for 2012 were $254.4 million or 31% of revenue, up from $244.4 million in 2011. The increase in the fourth quarter and for 2012 was due to higher engineering expenses.

Net income for the fourth quarter of 2012 was $6.2 million, or $0.04 per diluted share. Net loss for 2012 was $2.2 million, or $(0.01) per diluted share.

Please see the discussion of non-GAAP financial measures below and the attached supplemental schedule for a reconciliation of GAAP to non-GAAP financial measures.

Outlook:

The Company believes first quarter 2013 revenue will be between $180 million and $190 million. First quarter 2013 non-GAAP net loss is expected to be between $0.12 and $0.14 per share. The Company is 98% booked to the midpoint of revenue guidance.

Additional Information Regarding December 31, 2012 Results:
GAAP and non-GAAP financial measures are presented in the tables below (in millions, except for percentage and per share information). Non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the financial statement portion of this press release.

GAAP RESULTS

	Three Months Ended					Year Ended
	Q4 2012	Q3 2012	Change vs. Q3 2012	Q4 2011	Change vs. Q4 2011	2012	2011	Change vs. 2011
Revenue	$233.6	$200.8	16%	$227.0	3%	$829.2	$896.1	(7)%
Gross Profit	$68.5	$61.6	11%	$67.0	2%	$237.6	$321.9	(26)%
Gross Margin %	29.3%	30.7%	(1.4)%	29.5%	(0.2)%	28.7%	35.9%	(7.2)%
Op (loss)/Inc	$(3.6)	$(5.5)	(35)%	$5.4	(167)%	$(37.1)	$59.0	(163)%
Net (loss)/Inc	$(3.8)	$(11.2)	(66)%	$4.3	(188)%	$(26.2)	$48.2	(154)%
Diluted EPS	$(0.02)	$(0.07)	$0.05	$0.03	$(0.05)	$(0.16)	$0.28	$(0.44)

NON-GAAP RESULTS A

	Three Months Ended					Year Ended
	Q4 2012	Q3 2012	Change vs. Q3 2012	Q4 2011	Change vs. Q4 2011	2012	2011	Change vs. 2011
Revenue	$233.6	$200.8	16%	$227.0	3%	$829.2	$896.1	(7)%
Gross Profit	$74.1	$65.3	13%	$70.3	5%	$254.9	$333.2	(23)%
Gross Margin %	31.7%	32.5%	(0.8)%	31.0%	0.7%	30.7%	37.2%	(6.5)%
Op Income	$7.5	$3.3	127%	$13.4	(44)%	$0.5	$88.7	(99)%
Net Income	$6.2	$2.5	148%	$13.3	(53)%	$(2.2)	$87.3	(103)%
Diluted EPS	$0.04	$0.02	$0.02	$0.08	$(0.04)	$(0.01)	$0.51	$(0.52)
A	Excludes stock based compensation charges, non-cash tax (benefit) expense, certain charges associated with acquisitions, and other specifically identified non-routine transactions.

Conference Call:
TriQuint will host a conference call this afternoon at 1:30 p.m. PST to discuss the results for the quarter as well as our future expectations for the Company. To access the conference call, please dial (888) 813-6582 domestically, or (706) 643-7082 internationally, approximately ten minutes prior to the beginning of the call, using passcode 88651773. The call can also be heard via webcast accessed through the “Investors” section of TriQuint's web site at: http://invest.triquint.com/. A replay of the conference call will be available until February 13, 2013.

Non-GAAP Financial Measures:
This press release provides financial measures for non-GAAP net income, diluted earnings per share, gross profit, gross margin, operating expenses and operating income that exclude equity compensation expense, non-cash tax (benefit) expense, certain charges associated with acquisitions, and other specifically identified non-routine items, and are therefore not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The non-cash tax (benefit) expense includes certain deferred tax charges and benefits that do not result in a tax payment or tax refund. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance that enhances management's and investors' ability to evaluate TriQuint's operating results.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and net income per share.

Forward-Looking Statements:
This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding TriQuint's anticipated revenues and non-GAAP net income per share, and strong demand in the second half of 2013 and beyond. Actual results may vary materially from those expressed or implied in the statements herein or from historical results, due to changes in economic, business, competitive, technological and/or regulatory factors, including TriQuint's performance; demand for TriQuint's products; TriQuint's ability to develop new products, improve yields, maintain product pricing and reduce costs; the impact on our costs and customers of product reliability and scrap levels; TriQuint's ability to win customers, increase market share and continue to provide expected levels of inventory to customers; inventory levels in TriQuint's markets and market conditions. Additional considerations and important risk factors are described in TriQuint's reports on Form 10-K and 10-Q and other filings with the Securities and Exchange Commission. These reports can be accessed at the SEC web site, www.sec.gov. Except as required by law, TriQuint undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.

A reader of this release should understand that it is not possible to predict or identify all risk factors and should not consider the risk factors described in TriQuint's filings with the Securities and Exchange Commission to be a complete statement of all potential risks and uncertainties.

Facts About TriQuint

Founded in 1981, TriQuint Semiconductor (NASDAQ: TQNT) is a leading global provider of innovative RF solutions and foundry services for the world's top communications, defense and aerospace companies. People and organizations around the world need real-time, all-the-time connections; TriQuint products help reduce the cost and increase the performance of connected mobile devices and the networks that deliver critical voice, data and video communications. With the industry's broadest technology portfolio, recognized R&D leadership, and expertise in high-volume manufacturing, TriQuint creates standard and custom products using gallium arsenide (GaAs), gallium nitride (GaN), surface acoustic wave (SAW) and bulk acoustic wave (BAW) technologies. The Company has ISO9001-certified manufacturing facilities in the U.S., production in Costa Rica, and design centers in North America and Germany. For more information, visit www.triquint.com

TriQuint: Reach Further, Reach Faster™

TQNT-F

Steve Buhaly VP of Finance & Administration, CFO TriQuint Semiconductor, Inc Tel: +1.503.615.9401 E-mail: sbuhaly@tqs.com	Media Contact: Brandi Frye Sr Director, Marketing Comms TriQuint Semiconductor, Inc. Tel: +1.503.615.9488 E-mail: bfrye@tqs.com

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands)

	December 31, 2012	December 31, 2011

Assets
Current assets:
Cash and cash equivalents	$116,653	$116,305
Investments in marketable securities	22,305	46,006
Accounts receivable, net	132,729	129,103
Inventories	138,246	151,577
Prepaid expenses	8,938	7,051
Deferred tax assets, net	12,530	11,857
Other current assets	48,382	35,756
Total current assets	479,783	497,655
Property, plant and equipment, net	448,741	469,943
Goodwill	4,391	3,376
Intangible assets, net	23,163	22,732
Deferred tax assets – noncurrent, net	57,185	48,957
Other noncurrent assets, net	40,415	12,605
Total assets	$1,053,678	$1,055,268

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$65,388	$67,812
Accrued payroll	33,254	28,519
Other accrued liabilities	15,132	9,901
Total current liabilities	113,774	106,232
Long-term liabilities:
Long-term income tax liability	2,809	735
Cross-licensing liability	12,818	—
Other long-term liabilities	15,878	11,013
Total liabilities	145,279	117,980
Stockholders' equity:
Common stock	161	166
Additional paid-in capital	676,203	678,412
Accumulated other comprehensive income	(366)	140
Retained earnings	232,401	258,570
Total stockholders' equity	908,399	937,288
Total liabilities and stockholders' equity	$1,053,678	$1,055,268

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2012	September 29, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Revenues	$233,621	$200,821	$226,987	$829,174	$896,083
Cost of goods sold	165,165	139,208	159,948	591,578	574,152
Gross profit	68,456	61,613	67,039	237,596	321,931

Operating expenses:
Research, development and engineering	44,453	40,871	35,992	160,483	146,902
Selling, general and administrative	27,569	26,264	23,364	106,642	96,779
Litigation expense	—	—	2,256	7,547	19,224
Total operating expenses	72,022	67,135	61,612	274,672	262,905

Operating (loss) income	(3,566)	(5,522)	5,427	(37,076)	59,026

Other (expense) income:
Interest income	45	58	44	241	293
Interest expense	(784)	(666)	(460)	(2,112)	(1,567)
Recovery of investment	—	—	495	6,957	1,363
Other, net	(53)	23	35	116	(143)
Other (expense) income, net	(792)	(585)	114	5,202	(54)

(Loss) income before income tax	(4,358)	(6,107)	5,541	(31,874)	58,972

Income tax (benefit) expense	(602)	5,139	1,232	(5,705)	10,822
Net (loss) income	$(3,756)	$(11,246)	$4,309	$(26,169)	$48,150
	.
Per Share Data
Basic per share net (loss) income	$(0.02)	$(0.07)	$0.03	$(0.16)	$0.29
Diluted per share net (loss) income	$(0.02)	$(0.07)	$0.03	$(0.16)	$0.28

Weighted-average shares outstanding:
Basic	162,083	163,838	165,711	164,366	164,256
Diluted	162,083	163,838	168,753	164,366	172,510

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(% of revenue)

	Three Months Ended			Year Ended
	December 31, 2012	September 29, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of goods sold	70.7%	69.3%	70.5%	71.3%	64.1%
Gross profit	29.3%	30.7%	29.5%	28.7%	35.9%

Operating expenses:
Research, development and engineering	19.0%	20.3%	15.9%	19.4%	16.4%
Selling, general and administrative	11.8%	13.1%	10.3%	12.9%	10.8%
Litigation expense	—%	—%	0.9%	0.9%	2.1%
Total operating expenses	30.8%	33.4%	27.1%	33.2%	29.3%

Operating (loss) income	(1.5)%	(2.7)%	2.4%	(4.5)%	6.6%

Other income (expense):
Interest income	0.0%	0.0%	0.0%	0.1%	0.0%
Interest expense	(0.3)%	(0.3)%	(0.2)%	(0.2)%	(0.2)%
Recovery of investment	—%	—%	0.2%	0.8%	0.2%
Other, net	(0.1)%	0.0%	0.0%	0.0%	0.0%
Other (expense) income, net	(0.4)%	(0.3)%	0.0%	0.7%	(0.0)%

(Loss) income before income tax	(1.9)%	(3.0)%	2.4%	(3.8)%	6.6%

Income tax (benefit) expense	(0.3)%	2.6%	0.5%	(0.6)%	1.2%
Net (loss) income	(1.6)%	(5.6)%	1.9%	(3.2)%	5.4%

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Unaudited)
(In thousands, except per share amounts and percentages)
	Three Months Ended						Year Ended
	December 31, 2012		September 29, 2012		December 31, 2011		December 31, 2012		December 31, 2011
	(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)
GAAP GROSS PROFIT	$68,456	29.3%	$61,613	30.7%	$67,039	29.5%	$237,596	28.7%	$321,931	35.9%
Adjustment for stock based compensation charges	2,544	1.1%	2,549	1.3%	2,207	1.0%	9,021	1.1%	6,918	0.8%
Adjustment for restructuring charges	—	—%	—	—%	—	—%	1,763	0.2%	—	—%
Adjustment for accelerated depreciation of certain machinery and equipment	2,018	0.9%	—	—%	—	—%	2,018	0.2%	—	—%
Adjustment for charges associated with acquisitions	1,126	0.4%	1,185	0.5%	1,079	0.5%	4,531	0.5%	4,303	0.5%
NON-GAAP GROSS PROFIT	$74,144	31.7%	$65,347	32.5%	$70,325	31.0%	$254,929	30.7%	$333,152	37.2%

GAAP OPERATING EXPENSES	$72,022	30.8%	$67,135	33.4%	$61,612	27.1%	$274,672	33.2%	$262,905	29.3%
Adjustment for stock based compensation charges	(5,062)	(2.2)%	(4,815)	(2.4)%	(4,532)	(2.0)%	(20,204)	(2.5)%	(18,164)	(2.0)%
Adjustment for charges associated with acquisitions	(312)	(0.1)%	(257)	(0.1)%	(202)	(0.1)%	(56)	(0.1)%	(326)	—%
NON-GAAP OPERATING EXPENSES	$66,648	28.5%	$62,063	30.9%	$56,878	25.0%	$254,412	30.6%	$244,415	27.3%

GAAP OPERATING (LOSS) INCOME	$(3,566)	(1.5)%	$(5,522)	(2.7)%	$5,427	2.4%	$(37,076)	(4.5)%	$59,026	6.6%
Adjustment for stock based compensation charges	7,606	3.3%	7,364	3.7%	6,739	3.0%	29,225	3.6%	25,082	2.8%
Adjustment for restructuring charges	—	—%	—	—%	—	—%	1,763	0.2%	—	—%
Adjustment for accelerated depreciation of certain machinery and equipment	2,018	0.9%	—	—%	—	—%	2,018	0.2%	—	—%
Adjustment for charges associated with acquisitions	1,438	0.5%	1,442	0.6%	1,281	0.6%	4,587	0.6%	4,629	0.5%
NON-GAAP OPERATING INCOME	$7,496	3.2%	$3,284	1.6%	$13,447	6.0%	$517	0.1%	$88,737	9.9%

GAAP NET (LOSS) INCOME	$(3,756)	(1.6)%	$(11,246)	(5.6)%	$4,309	1.9%	$(26,169)	(3.2)%	$48,150	5.4%
Adjustment for stock based compensation charges	7,606	3.3%	7,364	3.7%	6,739	3.0%	29,225	3.6%	25,082	2.8%
Adjustment for restructuring charges	—	—%	—	—%	—	—%	1,763	0.2%	—	—%
Adjustment for accelerated depreciation of certain machinery and equipment	2,018	0.9%	—	—%	—	—%	2,018	0.2%	—	—%
Adjustment for recovery of investment	—	—%	—	—%	(495)	(0.2)%	(6,957)	(0.9)%	(1,363)	(0.2)%
Adjustment for non-cash tax (benefit) expense	(1,196)	(0.5)%	4,955	2.6%	1,307	0.5%	(6,801)	(0.8)%	10,552	1.2%
Adjustment for charges associated with acquisitions	1,540	0.6%	1,442	0.6%	1,402	0.6%	4,715	0.6%	4,833	0.5%
NON-GAAP NET INCOME (LOSS)	$6,212	2.7%	$2,515	1.3%	$13,262	5.8%	$(2,206)	(0.3)%	$87,254	9.7%

GAAP DILUTED (LOSS) EARNINGS PER SHARE	$(0.02)		$(0.07)		$0.03		$(0.16)		$0.28
Adjustment for stock based compensation charges	0.05		0.04		0.04		0.18		0.15

Adjustment for restructuring charges	—	—	—	0.01	—
Adjustment for accelerated depreciation of certain machinery and equipment	0.01	—	—	0.01	—
Adjustment for recovery of investment	—	—	0.00	(0.04)	(0.01)
Adjustment for non-cash tax (benefit) expense	(0.01)	0.04	0.00	(0.04)	0.06
Adjustment for charges associated with acquisitions	0.01	0.01	0.01	0.03	0.03
NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE	$0.04	$0.02	$0.08	$(0.01)	$0.51

Our earnings release contains forward looking estimates of non-GAAP diluted earnings per share for the first quarter of 2013. We provide these non-GAAP measures on a prospective basis for the same reasons that we provide them to investors on a historical basis. The following table provides a reconciliation of GAAP diluted earnings per share to non-GAAP diluted earnings per share for Q1 2013 based on the mid-point of guidance.

Forward Looking GAAP Loss per Share	$(0.10)
Adjustment for stock based compensation charges	0.05
Adjustment for non-cash tax (benefit) expense	(0.09)
Adjustment for charges associated with acquisitions	0.01
Forward Looking non-GAAP Diluted Loss per Share	$(0.13)